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                           FORM 8-K.--CURRENT REPORT
             (As last amended in Rel. No. 34-36968, eff. 8/13/92.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     December 18, 1995

                                 Selfix, Inc.
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(Exact name of registrant as specified in its charter)

Delaware                                    0-17237          36-2490451
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(State or other jurisdiction            (Commission       IRS Employer of
 incorporation)                          File Number)      Identification No.)

4501 West 47th Street  Chicago, IL                               60632
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                 (Address of principal executive offices)        (Zip Code)
Registrant's telephone number, including area code  (312) 890-1010


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        (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.



         On December 18, 1995, the registrant announced it has elected not to proceed with the acquisition of Studio RTA, a Vernon California marketer of computer furniture, multimedia work stations and organizational accessories to the small office/home market.
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                                 SIGNATURE PAGE
                                 --------------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 SELFIX, INC.


                                                 By:  /s/ James E. Winslow
                                                      -------------------------
                                                      James E. Winslow
                                                      Senior Vice President and
                                                      Chief Financial Officer





December 27, 1995